SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                 February 19, 2002 (February 16, 2002)

NEXTEL COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19656	36-3939651
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2001 Edmund Halley Drive, Reston, Virginia	20191
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                      (703) 433-4000

(Former name or former address, if changed since last report)

Item 5.      Other Events.

     On February 16, 2002, NII Holdings, Inc., a substantially wholly owned subsidiary of Nextel Communications, Inc., issued a press release announcing certain preliminary financial results and other data for the quarter and year ended December 31, 2001, as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference. The financial results of NII Holdings discussed in the attached press release will be reflected in the consolidated financial results of Nextel Communications, after eliminating intercompany transactions.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.
Not Applicable

(b)	Pro Forma Financial Information.
Not Applicable

(c)	Exhibits.

Exhibit No	Exhibit Description

99.1	Press Release

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTEL COMMUNICATIONS, INC.

Date: February 19, 2002	By:	/s/ Leonard J. Kennedy
Leonard J. Kennedy
Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No	Exhibit Description

99.1	Press Release